UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 23, 2010
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin	53209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 414-524-1200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 23, 2010, Johnson Controls, Inc. (the “Company”) issued a press release containing information about the Company’s results of operations for the three and nine months ended June 30, 2010. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated July 23, 2010 reporting the results of operations for the three and nine months ended June 30, 2010 issued by the registrant on July 23, 2010.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal year 2010 third quarter quarterly update conference call issued by the registrant on July 23, 2010.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

99.1	Press release issued by Johnson Controls, Inc., dated July 23, 2010.

99.2	Slide presentation for the fiscal year 2010 third quarter quarterly update conference call issued by Johnson Controls, Inc., dated July 23, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

July 23, 2010	By:	/s/ R. Bruce McDonald

		Name:	R. Bruce McDonald
		Title:	Executive Vice President and
Chief Financial Officer